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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 1997


                            MEGO MORTGAGE CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       0-21689                                            88-0286042
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)



                  MEGO MORTGAGE CORPORATION
                  1000 PARKWOOD CIRCLE, SUITE 500
                  ATLANTA, GEORGIA                                   30339
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                 (ZIP CODE)






       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 952-6700


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ITEM 5.  OTHER EVENTS

         This Form 8-K is being filed pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, with respect to the press release issued by Mego Mortgage Corporation on September 22, 1997, a copy of which is being filed as exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.
                  Not Applicable.

         (b)      Pro Forma Financial Information.
                  Not Applicable.

         (c)      Exhibits
                  99.1  Press Release of the Company dated September 22, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEGO MORTGAGE CORPORATION




Date:  October 14, 1997             By:/s/JAMES L. BELTER
                                       -----------------------------------------
                                             James L. Belter
                                             Executive Vice President and
                                             Chief Financial Officer










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                                  EXHIBIT INDEX

99.1     Press release of the Company dated September 22, 1997.















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